UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2020

Cincinnati Bell Inc.
(Exact name of Registrant as Specified in Its Charter)

Ohio	001-8519	31-1056105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street, Cincinnati, Ohio		45202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares ($0.01 par value)	CBB	The New York Stock Exchange
Depositary Shares, each representing 1/20 interest in a Share of 6 3/4% Cumulative Convertible Preferred Stock, without par value	CBB.PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 2, 2020 (the “Effective Date”), Cincinnati Bell Inc. (the “Company”), certain of the Company’s subsidiaries, as guarantors and Regions Bank, as trustee (the “Trustee”) entered into a sixth supplemental indenture, dated as of July 2, 2020 (the “Sixth Supplemental Indenture”) to the indenture governing the Company’s 7.000% Senior Notes Due 2024 (the “2024 Notes”) and a second supplemental indenture, dated as of July 2, 2020 (the “Second Supplemental Indenture”, and, together with the Sixth Supplemental Indenture, the “Supplemental Indentures”) to the indenture governing the Company’s 8.000% Senior Notes Due 2025 (the “2025 Notes”, and, together with the 2024 Notes, the “Notes”).

The Company entered into the Supplemental Indentures following receipt of the requisite consents from holders of the Notes pursuant to its previously announced consent solicitations (the “Consent Solicitations”) to amend certain provisions of the applicable indentures governing the Notes (the “Indentures”), which expired at 5:00 p.m., New York City Time on July 2, 2020. The Consent Solicitations were conducted in contemplation of the previously announced proposed acquisition by Macquarie Infrastructure Partners (“MIP”) of the Company (the “Acquisition”), with certain funds managed by the Private Equity Group of Ares Management Corporation (“Ares”) having agreed to provide equity financing for the Acquisition. The Supplemental Indentures (i) amend the definition of “Change of Control” in each Indenture so that the Acquisition will not constitute a Change of Control and (ii) add a definition of, and designate certain persons, including MIP and its affiliates and Ares and its affiliates, as “Permitted Holders” (collectively, the “Proposed Amendments”).

The Supplemental Indentures became effective upon execution thereof, but the Proposed Amendments will only become operative upon the occurrence of certain conditions described in the Supplemental Indentures, including payment of the consent fees pursuant to the Consent Solicitations. If the conditions described in the Supplemental Indentures are not satisfied, the Indentures will revert to the form in effect immediately prior to the Effective Date.

The foregoing description of the Supplemental Indentures is a summary and is qualified in its entirety by reference to the Sixth Supplemental Indenture and Second Supplemental Indenture, which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated by reference into this Item 1.01.

Item 7.01 Regulation FD Disclosure

On July 6, 2020, the Company issued a press release announcing the expiration of the Consent Solicitations, the receipt of the requisite consents to approve the Proposed Amendments and the entry into the Supplemental Indentures in connection therewith. A copy of such press release is furnished as Exhibit 99.1 attached hereto.

The information in Item 7.01 and the exhibit attached to this Current Report as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	Exhibit 4.1	Sixth Supplemental Indenture, dated July 2, 2020, among Cincinnati Bell Inc., the guarantors party thereto and Regions Bank, as Trustee
	Exhibit 4.2	Second Supplemental Indenture, dated July 2, 2020, among Cincinnati Bell Inc., the guarantors party thereto and Regions Bank, as Trustee
	Exhibit 99.1	Press Release dated July 6, 2020
	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Concerning Forward-Looking Statements

This report and the documents incorporated by reference herein contain forward-looking statements regarding future events and results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “will,” “may,” “proposes,” “potential,” “could,” “should,” “outlook,” or variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, (i) the risk that the Acquisition may not be completed in a timely manner or at all; (ii) the possibility that any or all of the various conditions to the consummation of the Acquisition may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Acquisition, including in circumstances which would require the Company to pay a termination fee or other expenses; (iv) the effect of the announcement or pendency of the Acquisition on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (v) risks related to diverting management’s attention from the Company’s ongoing business operations; (vi) the risk that shareholder litigation in connection with the Acquisition may result in significant costs of defense, indemnification and liability; (vii) risks related to the recent outbreak of COVID-19 (more commonly known as the Coronavirus), including the risk that the receipt of certain approvals required to consummate the Acquisition may be delayed; (viii) those discussed in this release; and (ix) those discussed in other documents the company filed with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. The company undertakes no obligation to revise or update any forward-looking statements for any reason. The forward-looking statements included in this report represent company estimates as of July 6, 2020. Cincinnati Bell anticipates that subsequent events and developments will cause its estimates to change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date: July 6, 2020	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.1	Sixth Supplemental Indenture, dated July 2, 2020, among Cincinnati Bell Inc., the guarantors party thereto and Regions Bank, as Trustee
Exhibit 4.2	Second Supplemental Indenture, dated July 2, 2020, among Cincinnati Bell Inc., the guarantors party thereto and Regions Bank, as Trustee
Exhibit 99.1	Press Release dated July 6, 2020
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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